UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2006

Language Line, Inc.

(Exact Name of Registrant As Specified In Charter)

Delaware	333-118753	20-0997805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lower Ragsdale Drive

Monterey, CA 93940

(Address of Principal Executive Offices, including Zip Code)

(877) 886-3885

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On April 24, 2006, our Audit Committee approved our decision to engage new auditors as our independent accountants to audit our financial statements. Accordingly, we dismissed Deloitte & Touche, LLP (“D&T”), on April 24, 2006.

During our last two fiscal years, including the subsequent interim period through the date of termination, there were no disagreements with D&T, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its reports. D&T’s report on the financial statements for the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the last two fiscal years, including the subsequent interim period through the date of termination, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) except for the identification of the following material weaknesses previously reported in our Annual Report on Form 10-K for the year ended December 31, 2005: (1) In connection with our merger transaction effected in 2004, certain loans to our Chief Executive Officer and Chief Financial Officer were modified to extend their maturities. These modifications were made when we were a private company not subject to the Sarbanes-Oxley Act of 2002 (the “Act”). In September, 2004, we became subject to the Act and as a result the loans may not have been compliant with the Act. In March 2005, in consultation with legal counsel, we implemented procedures to address the compliance matter related to these loans, and (2) as of December 31, 2005, we identified a material weakness relating to controls over the calculation and reporting of interest expense and the related financial statement disclosures, which resulted in (a) certain errors that were identified and corrected prior to the issuance of our consolidated financial statements as of December 31, 2005 and (b) the restatement of our consolidated balance sheet as of December 31, 2004 related to the erroneous classification of long-term debt, which error is deemed to have resulted from a material weakness in the financial controls over the reporting process.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Language Line, Inc. (Registrant)

/s/ Matthew T. Gibbs
Date: April 28, 2006	Matthew T. Gibbs II Chief Financial Officer and Director

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